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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                February 4, 1999
                                ----------------
               (Date of Report - Date of earliest event reported)

                        Perkins Family Restaurants, L.P.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


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
                  Delaware                                1-9214                             62-1283091
                  --------                                ------                             ----------
(State or other jurisdiction of incorporation     (Commission file number)       (I.R.S. employer identification no.)
              or organization)
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          6075 Poplar Avenue, Suite 800, Memphis, Tennessee 38119-4709
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                  901-766-6400
                                  ------------
              (Registrant's telephone number, including area code)



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                              ITEM 5. OTHER EVENTS

On February 4, 1999, Denny's (a subsidiary of Advantica Restaurant Group) was the successful bidder in the court-supervised auction sale of 30 restaurants of Perk Development Corporation, a franchisee of Perkins Family Restaurants, L.P. It is currently expected that these restaurants will cease to operate as Perkins Family Restaurants after February 28, 1999.


                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits - Reference is made to the Index of Exhibits attached hereto as page 3 and made a part hereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PERKINS FAMILY RESTAURANTS, L.P.
                                         BY:  PERKINS MANAGEMENT COMPANY, INC.
                                              GENERAL PARTNER


                                         By:  /s/ Steven R. McClellan
                                              -----------------------
                                         Steven R. McClellan
                                         Executive Vice President
                                         Chief Financial Officer


DATE:      February 19, 1999

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Exhibit Index

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
Exhibit No.       Description
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
10.1              Press release dated February 4, 1999, announcing the purchase by Denny's of 30 restaurants in the bankruptcy auction sale of the assets of Perk
                  Development Corporation, a franchisee of Perkins Family Restaurants, L.P.
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